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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - August 26, 1996



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



                Pennsylvania                 1-7410              25-1233834
        (State or other jurisdiction      (Commission        (I.R.S. Employer
               of incorporation)          File Number       Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania                 15258
                   (Address of principal executive offices)      (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         By press release dated August 26, 1996, Mellon Bank Corporation announced that it has reached a definitive agreement to acquire FUL Incorporated, known in the marketplace as First United Leasing Corporation. Terms of the agreement were not disclosed.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated August 26, 1996, announcing the matter referenced in Item 5 above.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION

Date:  August 27, 1996        By:  CARL KRASIK
                                   Carl Krasik
                                   Associate General Counsel &
                                   Secretary
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                                 EXHIBIT INDEX



Number   Description                            Method of Filing


99.1     Press Release dated August 26, 1996    Filed herewith